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                                                                     EXHIBIT 10A
                                                                     -----------

                                 Amendment No. 1

                                     to the

                       AMERICAN PRECISION INDUSTRIES INC.
                        1998 EMPLOYEES STOCK OPTION PLAN



                  WHEREAS, American Precision Industries Inc. (the "Company") adopted the American Precision Industries Inc. 1998 Employees Stock Option Plan (the "Plan") effective February 20, 1998, and

                  WHEREAS, Section 8.3 of the Plan authorizes the Board of Directors of the Company (the "Board") to amend the Plan in its discretion, except to the extent approval of the Company's shareholders would be required by law, and

                  WHEREAS, on April 24, 1998, the Board approved and authorized the amendment to the Plan set out below,

                  NOW, THEREFORE, the Plan is amended as follows:

                  1. Section 3.3 of the Plan is renumbered as Section 3.4 and a new Section 3.3 is added to the Plan to read as follows:

                             3.3     Delegation of Authority.
                                     ------------------------

                                     (a) Except as provided in Section 3.3(b),
                  the Committee may delegate its authority and discretion under
                  Section 3.2, Article V, Article VI, and Section 8.2 of the Plan to a second committee composed of the Chief Executive Officer, the Chief Financial Officer, and the Vice-President-Human Resources of the Company.

                                     (b) The Committee shall not delegate its
                  authority and discretion with respect to matters relating to Options granted or to be granted to officers of the Company or a Subsidiary who are subject to Section 16 under the Securities Exchange Act of 1934, as amended.


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                  2. This amendment is effective April 24, 1998.

                  IN WITNESS WHEREOF, this document is executed this 24th day of July, 1998, pursuant to the authorization of the Board of Directors.




                                    AMERICAN PRECISION INDUSTRIES INC.



                                    By  /s/ John M. Murray
                                    ---------------------------------
                                    Vice President-Finance and Treasuer


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